EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS FOURTH QUARTER AND YEAR END 2019 RESULTS
Gross Assets Under Management $8.1 Billion at Quarter End
Total Revenue Increased 111% in the Fourth Quarter
Net Loss Attributable to Common Stockholders was $15.1 Million in the Fourth Quarter
Adjusted EBITDA Increased 11.9% in the Fourth Quarter
Completed Acquisition of Remington’s Hotel Management Business
Repurchased Stock from Ashford Trust and Braemar Hotels & Resorts

DALLAS, February 25, 2020 - Ashford Inc. (NYSE American: AINC) (“Ashford” or the “Company”) today reported the following results and performance measures for the fourth quarter and year ended December 31, 2019. Unless otherwise stated, all reported results compare the fourth quarter and year ended December 31, 2019, with the fourth quarter and year ended December 31, 2018 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW

•	High-growth, fee-based business model

•	Diversified platform of multiple fee generators

•	Seeks to grow in two primary areas:

◦	Grow our existing REIT platforms accretively and create new platforms; and

◦	Grow our service businesses via increased AUM and third-party business

•	Highly-aligned management team with superior long-term track record

•	Leader in asset and investment management for the real estate & hospitality sectors

FINANCIAL AND OPERATING HIGHLIGHTS

•
Net loss attributable to common stockholders for the fourth quarter of 2019 totaled $15.1 million, or $6.31 per share, compared with net income of $0.3 million, or $0.14 per share, in the prior-year quarter. Adjusted net income for the fourth quarter was $7.2 million, or $1.27 per diluted share, compared with $9.3 million, or $2.20 per diluted share, in the prior-year quarter.

•	Total revenue for the fourth quarter of 2019 was $107.6 million, reflecting a growth rate of 111% over the prior-year quarter.

•	Adjusted EBITDA for the fourth quarter was $8.9 million, reflecting a growth rate of 11.9% over the prior-year quarter.

•	At the end of the fourth quarter of 2019, the Company had approximately $8.1 billion of gross assets under management.

•	During the quarter, the Company repurchased stock from Ashford Trust and Braemar Hotels &

Ashford Reports Fourth Quarter Results

February 25, 2020

Resorts that represented approximately 16% of its common shares outstanding.

•	During the quarter, the Company completed the acquisition of Remington Holdings’ Hotel Management business.

•	As of December 31, 2019, the Company had corporate cash of $32.3 million.

COMPLETES COMBINATION WITH REMINGTON’S HOTEL MANAGEMENT BUSINESS
On November 6, 2019, the Company completed the previously announced combination with Remington Holdings, LP (“Remington”). The acquisition of Remington’s high-margin, low-capex Hotel Management business immediately adds scale, diversification and an enhanced competitive position for Ashford. It also expands the breadth of services the Company offers to its advised REITs. Additionally, the Company believes the transaction represents a compelling opportunity to further diversify its earnings stream and the potential to expand business to other third-party clients. To drive its next stage of growth, during the quarter, Remington appointed Sloan Dean III as its new President & Chief Executive Officer. Over the past two years, Mr. Dean served as Remington’s Chief Operating Officer.

Remington is an independent hotel management company with over 40 years of experience in the hospitality business. Remington’s Hotel Management business currently provides comprehensive and cost-effective hotel management services for both Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or “Trust”) and Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar”). Remington’s portfolio consists of 88 hotels in 27 states across 17 brands, including 12 independent and boutique properties. Remington’s Hotel Management business currently has very little third-party business outside of the Company’s advised REITs, which will be an immediate growth opportunity and area of focus for the Company going forward.

In the fourth quarter, Remington generated hotel management fee revenue of $4.5 million and Adjusted EBITDA of $2.5 million. Remington recently entered into new contracts to manage three hotels on a third-party basis: the Residence Inn Steamboat Springs in Steamboat Springs, Colorado; the Sheraton Tarrytown Hotel in Tarrytown, New York; and the SpringHill Suites Jacksonville in Jacksonville, Florida.

STOCK REPURCHASE FROM ASHFORD TRUST AND BRAEMAR
On October 2, 2019, the Company announced that it acquired an aggregate of 412,974 shares of its common stock owned by Ashford Trust and Braemar for $30 per share, resulting in a total cost of approximately $12.4 million. This stock purchase represented approximately 16% of the Company’s common shares outstanding. Due to the parameters of the private letter rulings received by each of Ashford Trust and Braemar from the Internal Revenue Service (“IRS”), the Company was only able to acquire the shares held by Ashford Trust’s and Braemar’s taxable REIT subsidiaries. After the Company’s share purchase, Ashford Trust announced that it distributed its remaining 205,086 shares of Ashford common stock to its common shareholders and unitholders through a pro-rata distribution. Braemar also announced that it distributed its remaining 174,983 shares of Ashford common stock to its common shareholders and unitholders through a pro-rata distribution. Both distributions occurred in early November.

ASHFORD SECURITIES UPDATE
On September 25, 2019, the Company announced that it had formed Ashford Securities LLC (“Ashford Securities”) to raise capital in order to grow its existing and future platforms. Ashford Securities is a dedicated capital raising platform to fund investment opportunities sponsored and asset-managed by Ashford. Types of capital raised may include, but are not limited to, preferred equity, convertible preferred equity, mezzanine debt, or non-traded REIT common equity (for future platforms). In the fourth quarter, Braemar announced that it had filed a registration statement for a non-traded preferred equity security via Ashford Securities. Additionally, Ashford Securities became a FINRA member firm in February of this year and anticipates

Ashford Reports Fourth Quarter Results

February 25, 2020

raising capital at the end of the second quarter of 2020. Longer term, the Company believes there is a substantial opportunity to offer different types of product structures and strategies all with the goal of providing differentiated alternative investment products to retail investors looking to diversify their portfolios. Ashford Securities is not raising common equity for the Company nor for its existing advised platforms of Ashford Trust and Braemar.

PREMIER PROJECT MANAGEMENT UPDATE
In August 2018, the Company completed the acquisition of Premier Project Management (“Premier”) for $203 million. Premier provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure or ground-up development projects. Its operations are responsible for managing and implementing substantially all capital improvements at Trust and Braemar hotels. Additionally, it has extensive experience working with many of the major hotel brands in the areas of renovating, converting, developing or repositioning hotels. Premier generated $6.1 million of project management fee revenue and $2.9 million of Adjusted EBITDA in the fourth quarter, including $438,000 of revenue from its new architectural services initiative. Subsequent to the end of the quarter, Premier signed its first contract to provide project management services on a third-party basis.

JSAV UPDATE
The Company owns a controlling interest in a privately-held company that conducts the business of J&S Audio Visual (“JSAV”) in the United States, Mexico and internationally. JSAV provides an integrated suite of audio visual services, including show and event services, hospitality services, creative services, and design and integration, making JSAV a leading single-source solution for their clients’ meeting and event needs. In the first quarter of 2019, JSAV completed the acquisition of BAV and the operations are now reported on a combined basis. During the fourth quarter, JSAV (including BAV) had revenue growth of 36% compared to the prior-year period. Additionally, at the end of the fourth quarter, JSAV had multi-year contracts in place with 94 hotels and convention centers, in addition to regular business representing over 2,700 annual events and productions, 500 venue locations, and 750 clients.

RED HOSPITALITY & LEISURE UPDATE
RED Hospitality & Leisure (“RED Hospitality”) is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands. During 2019, RED Hospitality continued as the beach and watersports services provider to the Ritz-Carlton St. Thomas Club - the timeshare and rental property adjacent to the Ritz-Carlton St. Thomas hotel, commenced ferry transportation services and beach and watersports services to the Westin St. John, and completed the acquisition of Sebago, a leading provider of watersports activities and excursion services based in Key West, Florida. Additionally, when coupled with the reopening of the Ritz-Carlton St. Thomas in November 2019 as well as increased direct bookings and private charter business, RED Hospitality generated $3.0 million of revenue and $543,000 of Adjusted EBITDA during the fourth quarter. Fourth quarter revenue growth was 131% compared to the prior-year period. Going forward, RED Hospitality has several potential avenues for future growth including opportunities to expand into other hotels at Ashford-advised REITs or non-Ashford hotels in the USVI, elsewhere in the Caribbean, and in the U.S.

FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $15.1 million, or $6.31 per share, compared with net income of $0.3 million, or $0.14 per share, in the prior-year quarter. Adjusted net income for the quarter was $7.2 million, or $1.27 per diluted share, compared with $9.3 million, or $2.20 per diluted share in the prior-year quarter.

Ashford Reports Fourth Quarter Results

February 25, 2020

For the quarter ended December 31, 2019, base advisory fee revenue was $10.6 million. The base advisory fee revenue in the fourth quarter was comprised of $8.0 million from Ashford Trust and $2.6 million from Braemar.

Adjusted EBITDA for the quarter was $8.9 million, reflecting a growth rate of 11.9% over the prior-year quarter.

CAPITAL STRUCTURE
At the end of the fourth quarter of 2019, the Company had approximately $8.1 billion of gross assets under management from its advised platforms. The Company had corporate cash of $32.3 million, 5.7 million fully diluted shares, and a current fully diluted equity market capitalization of approximately $62 million. The Company’s financial results include 3.0 million common shares associated with its Series D convertible preferred stock. The Company had $36.8 million of loans at December 31, 2019, of which approximately $3.6 million related to its joint venture partners’ share of those loans.

QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS

ASHFORD TRUST HIGHLIGHTS

•
During the quarter, Ashford Trust entered into a new franchise agreement for the Hilton Alexandria Old Town in Alexandria, Virginia that transitioned the hotel from being Hilton-managed to being managed by Remington Hotels.

•
During the quarter, Ashford Trust announced that it had entered into a new franchise agreement with Marriott International to convert its Crowne Plaza La Concha Key West Hotel in Key West, Florida to an Autograph Collection property.

•
During the quarter, Ashford Trust sold a 1.65-acre parking lot adjacent to its Hilton St. Petersburg Bayfront Hotel in St. Petersburg, Florida for $17.5 million in total consideration which will be paid over time.

•	During the quarter, Ashford Trust announced the sale of the 102-room SpringHill Suites Jacksonville in Jacksonville, Florida for $11.2 million ($109,000 per key).

BRAEMAR HOTELS & RESORTS HIGHLIGHTS

•	During the quarter, Braemar announced the opening of The Maple Grove Presidential Villa at the Bardessono Hotel & Spa in Yountville, California.

•	During the quarter, Braemar announced that it had reopened its 180-room Ritz-Carlton St. Thomas hotel in St. Thomas, USVI on November 22, 2019.

•	During the quarter, Braemar announced that it had entered into a new secured credit facility that replaced a previous credit facility that was set to expire in November.

•	During the quarter, Braemar filed a registration statement with the Securities and Exchange Commission for a Series E Redeemable Preferred Equity security.

“We are very pleased with our fourth quarter and year-end results, which reflect the diligent execution of our operating strategy focused on accretively growing our advised platforms and acquiring growth-oriented, hospitality-related businesses,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “Towards this end, our recent combination with Remington rapidly builds operating scale, increases the Company’s earnings potential, facilitates additional growth from third-party hotel management business and enhances our competitive position in the hospitality industry. Importantly, by adding hotel property management to our diverse stable of hotel-related businesses, we are extremely well-positioned to continue to successfully execute on our growth strategy. Additionally, the recent formation of Ashford Securities will provide Ashford and its advised platforms an additional source of capital that is not dependent on the

Ashford Reports Fourth Quarter Results

February 25, 2020

traditional publicly-traded capital markets. We are excited to pursue a fresh source of capital that will help us prudently grow our platforms over the long term for increased shareholder value. Ashford is a growth platform and, looking ahead to 2020, we believe the pieces are in place to significantly grow our business. We remain committed to maximizing value for our shareholders as we look to opportunistically grow our existing REIT platforms, create new platforms as well as grow our service businesses via increased AUM and third-party business.”

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Tuesday, February 25, 2020, at 4:00 p.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Tuesday, March 3, 2020, by dialing (412) 317-6671 and entering the confirmation number, 13697613.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2019 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company's web site, www.ashfordinc.com on Tuesday, February 25, 2020, beginning at 4:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Included in this press release are certain supplemental measures of performance which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability and our board of directors includes these measures in reviews to determine quarterly distributions to stockholders. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Report on Form 8-K to reflect the acquisition of the Remington project management business.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.

* * * * *

Ashford provides global asset management, investment management and related services to the real estate and hospitality sectors.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford Reports Fourth Quarter Results

February 25, 2020

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “can,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: adverse litigation or regulatory developments; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; risks related to Ashford Inc.’s ability to complete the acquisition on the proposed terms; the possibility that competing offers will be made; risks associated with the Remington Hotel Management business combination transaction, such as the risk that the Hotel Management business will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized. These and other risk factors are more fully discussed in Ashford Inc.’s filings with the Securities and Exchange Commission (SEC) including Ashford Inc.’s definitive proxy statement filed with the SEC on September 23, 2019, and Ashford Inc.’s 10-K filed with the SEC on March 8, 2019.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	December 31, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$35,349	$51,529
Restricted cash	17,900	7,914
Restricted investment for deferred compensation	1,195	—
Accounts receivable, net	7,241	4,928
Due from affiliates	357	45
Due from Ashford Trust	4,805	5,293
Due from Braemar	1,591	1,996
Inventories	1,642	1,202
Prepaid expenses and other	7,212	3,902
Total current assets	77,292	76,809
Investments in unconsolidated entities	3,476	500
Property and equipment, net	116,190	47,947
Operating lease right-of-use assets	31,699	—
Goodwill	205,606	59,683
Intangible assets, net	347,961	193,194
Other assets	276	872
Total assets	$782,500	$379,005
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$38,745	$24,880
Dividends payable	4,725	—
Due to affiliates	1,011	2,032
Deferred income	233	148
Deferred compensation plan	450	173
Notes payable, net	3,550	2,074
Finance lease liabilities	572	521
Operating lease liabilities	3,207	—
Other liabilities	19,066	8,418
Total current liabilities	71,559	38,246
Deferred income	13,047	13,396
Deferred tax liability, net	69,521	31,506
Deferred compensation plan	4,694	10,401
Notes payable, net	33,033	15,037
Finance lease liabilities	41,482	140
Operating lease liabilities	28,519	—
Other liabilities	430	—
Total liabilities	262,285	108,726

MEZZANINE EQUITY
Series B Convertible Preferred Stock, $0.01 par value, no shares issued and outstanding as of December 31, 2019 and 8,120,000 shares issued and outstanding, net of discount, at December 31, 2018	—	200,847
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding, net of discount, as of December 31, 2019 and no shares issued and outstanding at December 31, 2018	474,060	—
Redeemable noncontrolling interests	4,131	3,531
EQUITY
Common stock, 100,000,000 shares authorized, $0.001 and $0.01 par value, 2,202,580 and 2,391,541 shares issued and outstanding at December 31, 2019 and December 31, 2018, respectively	2	24
Additional paid-in capital	285,825	280,159
Accumulated deficit	(244,084)	(214,242)
Accumulated other comprehensive income (loss)	(216)	(498)
Treasury stock, at cost, 1,638 shares and 0 shares at December 31, 2019 and December 31, 2018, respectively	(131)	—
Total stockholders’ equity of the Company	41,396	65,443
Noncontrolling interests in consolidated entities	628	458
Total equity	42,024	65,901
Total liabilities and equity	$782,500	$379,005

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
REVENUE
Advisory services:
Base advisory fees	$10,603	$11,365	$42,985	$44,905
Incentive advisory fees	169	1,131	678	2,487
Other advisory revenue	132	131	521	521
Hotel management:
Base management fees	4,054	—	4,054	—
Incentive management fees	472	—	472	—
Project management fees	6,052	5,860	25,584	8,802
Audio visual	27,077	19,974	110,609	81,186
Other	6,459	2,319	21,179	13,068
Cost reimbursement revenue	52,557	10,196	85,168	44,551
Total revenues	107,575	50,976	291,250	195,520
EXPENSES
Salaries and benefits	16,779	6,531	51,251	35,731
Non-cash equity-based compensation	1,925	1,962	8,874	10,018
Cost of revenues for project management	1,487	929	5,853	1,508
Cost of revenues for audio visual	20,837	16,555	82,237	64,555
Depreciation and amortization	7,871	3,744	24,542	7,919
General and administrative	11,396	5,218	33,018	27,112
Impairment	—	—	—	1,919
Other	2,736	1,078	12,062	3,250
Reimbursed expenses	52,458	10,128	84,643	44,347
Total operating expenses	115,489	46,145	302,480	196,359
OPERATING INCOME (LOSS)	(7,914)	4,831	(11,230)	(839)
Equity in earnings (loss) of unconsolidated entities	(177)	—	(286)	—
Interest expense	(861)	(366)	(2,059)	(959)
Amortization of loan costs	(94)	(64)	(308)	(241)
Interest income	17	41	46	329
Other income (expense)	118	(496)	3	(834)
INCOME (LOSS) BEFORE INCOME TAXES	(8,911)	3,946	(13,834)	(2,544)
Income tax (expense) benefit	(111)	(1,229)	(1,540)	10,364
NET INCOME (LOSS)	(9,022)	2,717	(15,374)	7,820
(Income) loss from consolidated entities attributable to noncontrolling interests	141	220	536	924
Net (income) loss attributable to redeemable noncontrolling interests	360	621	983	1,438
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(8,521)	3,558	(13,855)	10,182
Preferred dividends	(5,944)	(2,791)	(14,435)	(4,466)
Amortization of preferred stock discount	(590)	(427)	(1,928)	(730)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(15,055)	$340	$(30,218)	$4,986

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(6.31)	$0.14	$(12.03)	$2.29
Weighted average common shares outstanding - basic	2,202	2,381	2,416	2,170
Diluted:
Net income (loss) attributable to common stockholders	$(6.31)	$(1.96)	$(13.55)	$(2.11)
Weighted average common shares outstanding - diluted	2,206	2,652	2,568	2,332

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net income (loss)	$(9,022)	$2,717	$(15,374)	$7,820
(Income) loss from consolidated entities attributable to noncontrolling interests	141	220	536	924
Net (income) loss attributable to redeemable noncontrolling interests	360	621	983	1,438
Net income (loss) attributable to the company	(8,521)	3,558	(13,855)	10,182
Interest expense	811	313	1,861	826
Amortization of loan costs	80	59	277	215
Depreciation and amortization	9,257	4,788	30,047	12,330
Income tax expense (benefit)	75	1,217	1,435	(10,431)
Net income (loss) attributable to redeemable noncontrolling interests	(29)	—	(54)	9
EBITDA	1,673	9,935	19,711	13,131
Non-cash stock-based compensation	1,894	1,960	8,824	10,013
Market change in deferred compensation plan	(129)	(4,904)	(5,732)	(8,444)
Change in contingent consideration fair value	(171)	—	4,058	338
Transaction costs	5,161	844	11,340	11,230
Software implementation costs	—	—	—	45
Reimbursed software costs	(424)	(462)	(2,015)	(1,627)
Legal and settlement costs	—	—	—	(50)
Severance and executive recruiting costs	474	3	1,186	1,319
Compensation adjustment	115	—	—	—
Amortization of hotel signing fees and lock subsidies	352	245	810	628
Other (gain) loss	(43)	334	(116)	248
Impairment	—	—	—	1,919
Adjusted EBITDA	$8,902	$7,955	$38,066	$28,750

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net income (loss)	$(9,022)	$2,717	$(15,374)	$7,820
(Income) loss from consolidated entities attributable to noncontrolling interests	141	220	536	924
Net (income) loss attributable to redeemable noncontrolling interests	360	621	983	1,438
Preferred dividends	(5,944)	(2,791)	(14,435)	(4,466)
Amortization of preferred stock discount	(590)	(427)	(1,928)	(730)
Net income (loss) attributable to common stockholders	(15,055)	340	(30,218)	4,986
Amortization of loan costs	80	59	277	215
Depreciation and amortization	9,257	4,788	30,047	12,330
Net income (loss) attributable to redeemable noncontrolling interests	(29)	—	(54)	9
Preferred dividends	5,944	2,791	14,435	4,466
Amortization of preferred stock discount	590	427	1,928	730
Non-cash stock-based compensation	1,894	1,960	8,824	10,013
Market change in deferred compensation plan	(129)	(4,904)	(5,732)	(8,444)
Change in contingent consideration fair value	(171)	—	4,058	338
Transaction costs	5,161	844	11,340	11,230
Non-cash interest from finance lease	53	—	53	—
Software implementation costs	—	—	—	45
Reimbursed software costs	(424)	(462)	(2,015)	(1,627)
Legal and settlement costs	—	—	—	(50)
Severance and executive recruiting costs	474	3	1,186	1,319
Compensation adjustment	115	—	—	—
Amortization of hotel signing fees and lock subsidies	352	245	810	628
Other (gain) loss	(43)	334	(116)	248
Impairment	—	—	—	1,919
GAAP income tax expense (benefit)	75	1,217	1,435	(10,431)
Adjusted income tax (expense) benefit (1)	(944)	1,691	(3,365)	(1,809)
Adjusted net income	$7,200	$9,333	$32,893	$26,115
Adjusted net income per diluted share available to common stockholders	$1.27	$2.20	$7.07	$8.01
Weighted average diluted shares	5,667	4,236	4,651	3,262

Components of weighted average diluted shares
Common shares	2,202	2,381	2,416	2,170
Convertible preferred stock	2,999	1,450	1,837	575
Deferred compensation plan	201	205	202	206
Stock options	—	121	22	239
Put options	173	66	129	59
Acquisition related shares	76	—	30	—
Restricted shares and units	16	13	15	13
Weighted average diluted shares	5,667	4,236	4,651	3,262

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit	$(111)	$(1,229)	$(1,540)	$10,364
Less GAAP income tax (expense) benefit attributable to noncontrolling interests	(36)	(12)	(105)	(67)
GAAP income tax (expense) benefit excluding noncontrolling interests	(75)	(1,217)	(1,435)	10,431
Less deferred income tax (expense) benefit	869	(2,908)	1,930	12,240
Adjusted income tax (expense) benefit (1)	$(944)	$1,691	$(3,365)	$(1,809)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and hospitality products and services businesses, and (ii) provides more useful information to investors regarding our economic performance inclusive of the impacts from the Tax Cuts and Jobs Act. See Note 12 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2019				Three Months Ended December 31, 2018
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fees - Trust	$8,023	$—	$—	$8,023	$8,871	$—	$—	$8,871
Incentive advisory fees - Trust	—	—	—	—	453	—	—	453
Base advisory fees - Braemar	2,580	—	—	2,580	2,494	—	—	2,494
Incentive advisory fees - Braemar	169	—	—	169	678	—	—	678
Other advisory revenue - Braemar	132	—	—	132	131	—	—	131
Hotel Management:
Base management fees	—	4,054	—	4,054	—	—	—	—
Incentive management fees	—	472	—	472	—	—	—	—
Project management fees	—	6,052	—	6,052	—	5,860	—	5,860
Audio visual	—	27,077	—	27,077	—	19,974	—	19,974
Other	1,113	5,346	—	6,459	310	2,009	—	2,319
Cost reimbursement revenue	8,046	43,918	593	52,557	9,038	1,158	—	10,196
Total revenues	20,063	86,919	593	107,575	21,975	29,001	—	50,976
EXPENSES
Salaries and benefits	—	8,266	8,642	16,908	—	3,688	7,747	11,435
Market change in deferred compensation plan	—	—	(129)	(129)	—	—	(4,904)	(4,904)
Non-cash equity-based compensation	—	110	1,815	1,925	—	4	1,958	1,962
Cost of audio visual revenues	—	20,837	—	20,837	—	16,555	—	16,555
Cost of project management revenues	—	1,487	—	1,487	—	929	—	929
Depreciation and amortization	2,467	5,351	53	7,871	169	3,458	117	3,744
General and administrative	—	4,755	6,641	11,396	—	3,171	2,047	5,218
Other	—	2,736	—	2,736	—	1,080	(2)	1,078
Reimbursed expenses	1,392	43,713	593	45,698	3,024	1,049	—	4,073
REIT non-cash equity-based compensation	6,555	205	—	6,760	5,946	109	—	6,055
Total operating expenses	10,414	87,460	17,615	115,489	9,139	30,043	6,963	46,145
OPERATING INCOME (LOSS)	9,649	(541)	(17,022)	(7,914)	12,836	(1,042)	(6,963)	4,831
Other	—	(836)	(161)	(997)	—	(841)	(44)	(885)
INCOME (LOSS) BEFORE INCOME TAXES	9,649	(1,377)	(17,183)	(8,911)	12,836	(1,883)	(7,007)	3,946
Income tax (expense) benefit	(2,729)	(510)	3,128	(111)	(4,489)	116	3,144	(1,229)
NET INCOME (LOSS)	6,920	(1,887)	(14,055)	(9,022)	8,347	(1,767)	(3,863)	2,717
(Income) loss from consolidated entities attributable to noncontrolling interests	—	141	—	141	—	220	—	220
Net (income) loss attributable to redeemable noncontrolling interests	—	331	29	360	—	621	—	621
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$6,920	$(1,415)	$(14,026)	$(8,521)	$8,347	$(926)	$(3,863)	$3,558
Interest expense	—	682	129	811	—	277	36	313
Amortization of loan costs	—	32	48	80	—	14	45	59
Depreciation and amortization	2,758	6,412	87	9,257	562	4,109	117	4,788
Income tax expense (benefit)	2,729	474	(3,128)	75	4,489	(128)	(3,144)	1,217
Net income (loss) attributable to redeemable noncontrolling interests	—	—	(29)	(29)	—	—	—	—
EBITDA	12,407	6,185	(16,919)	1,673	13,398	3,346	(6,809)	9,935
Non-cash stock-based compensation	—	80	1,814	1,894	—	1	1,959	1,960
Market change in deferred compensation plan	—	—	(129)	(129)	—	—	(4,904)	(4,904)
Change in contingent consideration fair value	—	(171)	—	(171)	—	—	—	—
Transaction related costs	—	93	5,068	5,161	—	6	838	844
Reimbursed software costs, net	(424)	—	—	(424)	(462)	—	—	(462)
Severance and executive recruiting costs	—	474	—	474	—	3	—	3
Compensation adjustment	—	—	115	115	—	—	—	—
Amortization of hotel signing fees and lock subsidies	—	352	—	352	—	245	—	245
Other (gain) loss	—	(43)	—	(43)	—	334	—	334
Adjusted EBITDA	11,983	6,970	(10,051)	8,902	12,936	3,935	(8,916)	7,955
Interest expense	—	(682)	(129)	(811)	—	(277)	(36)	(313)
Non-cash interest from finance lease	—	53	—	53	—	—	—	—
Adjusted income tax (expense) benefit	(3,802)	(1,507)	4,365	(944)	(239)	(98)	2,028	1,691
Adjusted net income (loss)	$8,181	$4,834	$(5,815)	$7,200	$12,697	$3,560	$(6,924)	$9,333
Adjusted net income (loss) per diluted share available to common stockholders (1)	$1.44	$0.85	$(1.03)	$1.27	$3.00	$0.84	$(1.63)	$2.20
Weighted average diluted shares	5,667	5,667	5,667	5,667	4,236	4,236	4,236	4,236
(1) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2019				Year Ended December 31, 2018
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fees - Trust	$32,486	$—	$—	$32,486	$35,482	$—	$—	$35,482
Incentive advisory fees - Trust	—	—	—	—	1,809	—	—	1,809
Base advisory fees - Braemar	10,499	—	—	10,499	9,423	—	—	9,423
Incentive advisory fees - Braemar	678	—	—	678	678	—	—	678
Other advisory revenue - Braemar	521	—	—	521	521	—	—	521
Hotel Management:								—
Base management fees	—	4,054	—	4,054	—	—	—	—
Incentive management fees	—	472	—	472	—	—	—	—
Project management fees	—	25,584	—	25,584	—	8,802	—	8,802
Audio visual	—	110,609	—	110,609	—	81,186	—	81,186
Other	4,349	16,830	—	21,179	1,218	11,850	—	13,068
Cost reimbursement revenue	36,168	47,757	1,243	85,168	42,719	1,832	—	44,551
Total revenues	84,701	205,306	1,243	291,250	91,850	103,670	—	195,520
EXPENSES
Salaries and benefits	—	24,674	32,309	56,983	—	11,325	32,850	44,175
Market change in deferred compensation plan	—	—	(5,732)	(5,732)	—	—	(8,444)	(8,444)
Non-cash equity-based compensation	—	233	8,641	8,874	—	10	10,008	10,018
Cost of audio visual revenues	—	82,237	—	82,237	—	64,555	—	64,555
Cost of project management revenues	—	5,853	—	5,853	—	1,508	—	1,508
Depreciation and amortization	6,778	17,374	390	24,542	706	6,685	528	7,919
General and administrative	—	16,597	16,421	33,018	—	11,410	15,702	27,112
Impairment	—	—	—	—	1,863	—	56	1,919
Other	—	12,062	—	12,062	—	2,913	337	3,250
Reimbursed expenses	10,176	47,237	1,243	58,656	10,789	1,659	—	12,448
REIT non-cash equity-based compensation	25,467	520	—	25,987	31,726	173	—	31,899
Total operating expenses	42,421	206,787	53,272	302,480	45,084	100,238	51,037	196,359
OPERATING INCOME (LOSS)	42,280	(1,481)	(52,029)	(11,230)	46,766	3,432	(51,037)	(839)
Other	—	(2,224)	(380)	(2,604)	—	(1,764)	59	(1,705)
INCOME (LOSS) BEFORE INCOME TAXES	42,280	(3,705)	(52,409)	(13,834)	46,766	1,668	(50,978)	(2,544)
Income tax (expense) benefit	(9,861)	(1,980)	10,301	(1,540)	(11,146)	(1,595)	23,105	10,364
NET INCOME (LOSS)	32,419	(5,685)	(42,108)	(15,374)	35,620	73	(27,873)	7,820
(Income) loss from consolidated entities attributable to noncontrolling interests	—	536	—	536	—	924	—	924
Net (income) loss attributable to redeemable noncontrolling interests	—	929	54	983	—	1,447	(9)	1,438
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$32,419	$(4,220)	$(42,054)	$(13,855)	$35,620	$2,444	$(27,882)	$10,182
Interest expense	—	1,627	234	1,861	—	708	118	826
Amortization of loan costs	—	85	192	277	—	65	150	215
Depreciation and amortization	8,233	21,389	425	30,047	2,129	9,673	528	12,330
Income tax expense (benefit)	9,861	1,875	(10,301)	1,435	11,146	1,528	(23,105)	(10,431)
Net income (loss) attributable to redeemable noncontrolling interests	—	—	(54)	(54)	—	—	9	9
EBITDA	50,513	20,756	(51,558)	19,711	48,895	14,418	(50,182)	13,131
Non-cash stock-based compensation	—	184	8,640	8,824	—	4	10,009	10,013
Market change in deferred compensation plan	—	—	(5,732)	(5,732)	—	—	(8,444)	(8,444)
Change in contingent consideration fair value	—	4,058	—	4,058	—	—	338	338
Transaction related costs	—	877	10,463	11,340	—	76	11,154	11,230
Software implementation costs	—	—	—	—	—	—	45	45
Reimbursed software costs, net	(2,015)	—	—	(2,015)	(1,627)	—	—	(1,627)
Legal and settlement costs	—	—	—	—	—	—	(50)	(50)
Severance and executive recruiting costs	—	1,177	9	1,186	—	18	1,301	1,319
Amortization of hotel signing fees and lock subsidies	—	810	—	810	—	628	—	628
Other (gain) loss	—	(116)	—	(116)	—	248	—	248
Impairment	—	—	—	—	1,863	—	56	1,919
Adjusted EBITDA	48,498	27,746	(38,178)	38,066	49,131	15,392	(35,773)	28,750
Interest expense	—	(1,627)	(234)	(1,861)	—	(708)	(118)	(826)
Non-cash interest from finance lease	—	53	—	53	—	—	—	—
Adjusted income tax (expense) benefit	(7,643)	(5,372)	9,650	(3,365)	(5,786)	(1,277)	5,254	(1,809)
Adjusted net income (loss)	$40,855	$20,800	$(28,762)	$32,893	$43,345	$13,407	$(30,637)	$26,115
Adjusted net income (loss) per diluted share available to common stockholders (1)	$8.78	$4.47	$(6.18)	$7.07	$13.29	$4.11	$(9.39)	$8.01
Weighted average diluted shares	4,651	4,651	4,651	4,651	3,262	3,262	3,262	3,262
(1) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended December 31, 2019						Three Months Ended December 31, 2018
	Remington	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services
REVENUE
Hotel Management:
Base management fees	$4,054	$—	$—	$—	$—	$4,054	$—	$—	$—	$—	$—
Incentive management fees	472	—	—	—	—	472	—	—	—	—	—
Project management fees	—	6,052	—	—	—	6,052	5,860	—	—	—	5,860
Audio visual	—	—	27,077	—	—	27,077	—	19,974	—	—	19,974
Other	—	—	—	223	5,123	5,346	—	—	226	1,783	2,009
Cost reimbursement revenue	42,761	1,157	—	—	—	43,918	1,158	—	—	—	1,158
Total revenues	47,287	7,209	27,077	223	5,123	86,919	7,018	19,974	226	1,783	29,001
EXPENSES
Salaries and benefits	2,267	1,147	3,685	402	765	8,266	888	2,076	392	332	3,688
Non-cash equity-based compensation	71	21	13	5	—	110	—	—	4	—	4
Cost of audio visual revenues	—	—	20,837	—	—	20,837	—	16,555	—	—	16,555
Cost of project management revenues	—	1,487	—	—	—	1,487	929	—	—	—	929
Depreciation and amortization	2,459	2,081	524	6	281	5,351	2,740	691	7	20	3,458
General and administrative	217	470	3,051	325	692	4,755	362	1,964	523	322	3,171
Other	—	—	(40)	53	2,723	2,736	—	—	246	834	1,080
Reimbursed expenses	42,655	1,058	—	—	—	43,713	1,049	—	—	—	1,049
REIT non-cash equity-based compensation	106	99	—	—	—	205	109	—	—	—	109
Total operating expenses	47,775	6,363	28,070	791	4,461	87,460	6,077	21,286	1,172	1,508	30,043
OPERATING INCOME (LOSS)	(488)	846	(993)	(568)	662	(541)	941	(1,312)	(946)	275	(1,042)
Other	2	—	(123)	(14)	(701)	(836)	—	(823)	(5)	(13)	(841)
INCOME (LOSS) BEFORE INCOME TAXES	(486)	846	(1,116)	(582)	(39)	(1,377)	941	(2,135)	(951)	262	(1,883)
Income tax (expense) benefit	(140)	(489)	141	—	(22)	(510)	(232)	415	—	(67)	116
NET INCOME (LOSS)	(626)	357	(975)	(582)	(61)	(1,887)	709	(1,720)	(951)	195	(1,767)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	149	(8)	141	—	—	241	(21)	220
Net (income) loss attributable to redeemable noncontrolling interests	—	—	176	155	—	331	—	332	289	—	621
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(626)	$357	$(799)	$(278)	$(69)	$(1,415)	$709	$(1,388)	$(421)	$174	$(926)
Interest expense	—	—	218	—	464	682	—	239	—	38	277
Amortization of loan costs	—	—	12	7	13	32	—	10	2	2	14
Depreciation and amortization	2,459	2,081	1,626	2	244	6,412	2,740	1,297	3	69	4,109
Income tax expense (benefit)	140	489	(177)	—	22	474	232	(427)	—	67	(128)
EBITDA	1,973	2,927	880	(269)	674	6,185	3,681	(269)	(416)	350	3,346
Non-cash stock-based compensation	46	21	11	2	—	80	—	—	1	—	1
Change in contingent consideration fair value	—	—	(43)	—	(128)	(171)	—	—	—	—	—
Transaction related costs	13	—	92	—	(12)	93	—	6	—	—	6
Severance and executive recruiting costs	429	—	45	—	—	474	—	—	3	—	3
Amortization of hotel signing fees and lock subsidies	—	—	337	15	—	352	—	234	11	—	245
Other (gain) loss	—	—	(42)	—	(1)	(43)	—	305	29	—	334
Adjusted EBITDA	2,461	2,948	1,280	(252)	533	6,970	3,681	276	(372)	350	3,935
Interest expense	—	—	(218)	—	(464)	(682)	—	(239)	—	(38)	(277)
Non-cash interest from finance lease	—	—	—	—	53	53	—	—	—	—	—
Adjusted income tax (expense) benefit	(1,295)	(910)	213	—	485	(1,507)	(704)	622	—	(16)	(98)
Adjusted net income (loss)	$1,166	$2,038	$1,275	$(252)	$607	$4,834	$2,977	$659	$(372)	$296	$3,560
Adjusted net income (loss) per diluted share available to common stockholders (2)	$0.21	$0.36	$0.22	$(0.04)	$0.11	$0.85	$0.70	$0.16	$(0.09)	$0.07	$0.84
Weighted average diluted shares	5,667	5,667	5,667	5,667	5,667	5,667	4,236	4,236	4,236	4,236	4,236
(1) Represents RED Hospitality & Leisure LLC, Pure Wellness, Lismore Capital LLC, AINC Bar Draught LLC and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the subsidiaries, may differ from the Hospitality Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Year Ended December 31, 2019						Year Ended December 31, 2018
	Remington	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services	Premier	JSAV	OpenKey	Other (1)	Hospitality Products & Services
REVENUE
Hotel Management:
Base management fees	$4,054	$—	$—	$—	$—	$4,054	$—	$—	$—	$—	$—
Incentive management fees	472	—	—	—	—	472	—	—	—	—	—
Project management fees	—	25,584	—	—	—	25,584	8,802	—	—	—	8,802
Audio visual	—	—	110,609	—	—	110,609	—	81,186	—	—	81,186
Other	—	—	—	987	15,843	16,830	—	—	999	10,851	11,850
Cost reimbursement revenue	42,761	4,996	—	—	—	47,757	1,832	—	—	—	1,832
Total revenues	47,287	30,580	110,609	987	15,843	205,306	10,634	81,186	999	10,851	103,670
EXPENSES
Salaries and benefits	2,267	4,317	14,062	1,723	2,305	24,674	1,386	6,644	2,051	1,244	11,325
Non-cash equity-based compensation	71	90	34	38	—	233	—	—	10	—	10
Cost of audio visual revenues	—	—	82,237	—	—	82,237	—	64,555	—	—	64,555
Cost of project management revenues	—	5,853	—	—	—	5,853	1,508	—	—	—	1,508
Depreciation and amortization	2,459	12,494	1,995	27	399	17,374	4,358	2,221	27	79	6,685
General and administrative	217	1,561	11,260	1,325	2,234	16,597	534	7,994	1,783	1,099	11,410
Other	—	—	3,222	313	8,527	12,062	—	—	666	2,247	2,913
Reimbursed expenses	42,655	4,582	—	—	—	47,237	1,659	—	—	—	1,659
REIT non-cash equity-based compensation	106	414	—	—	—	520	173	—	—	—	173
Total operating expenses	47,775	29,311	112,810	3,426	13,465	206,787	9,618	81,414	4,537	4,669	100,238
OPERATING INCOME (LOSS)	(488)	1,269	(2,201)	(2,439)	2,378	(1,481)	1,016	(228)	(3,538)	6,182	3,432
Other	2	—	(1,139)	(18)	(1,069)	(2,224)	—	(1,675)	(23)	(66)	(1,764)
INCOME (LOSS) BEFORE INCOME TAXES	(486)	1,269	(3,340)	(2,457)	1,309	(3,705)	1,016	(1,903)	(3,561)	6,116	1,668
Income tax (expense) benefit	(140)	(1,248)	271	—	(863)	(1,980)	(239)	76	—	(1,432)	(1,595)
NET INCOME (LOSS)	(626)	21	(3,069)	(2,457)	446	(5,685)	777	(1,827)	(3,561)	4,684	73
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	624	(88)	536	—	58	826	40	924
Net (income) loss attributable to redeemable noncontrolling interests	—	—	247	682	—	929	—	361	1,086	—	1,447
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(626)	$21	$(2,822)	$(1,151)	$358	$(4,220)	$777	$(1,408)	$(1,649)	$4,724	$2,444
Interest expense	—	—	979	—	648	1,627	—	633	—	75	708
Amortization of loan costs	—	—	48	16	21	85	—	40	11	14	65
Depreciation and amortization	2,459	12,494	5,850	12	574	21,389	4,358	5,090	12	213	9,673
Income tax expense (benefit)	140	1,248	(376)	—	863	1,875	239	(143)	—	1,432	1,528
EBITDA	1,973	13,763	3,679	(1,123)	2,464	20,756	5,374	4,212	(1,626)	6,458	14,418
Non-cash stock-based compensation	46	90	30	18	—	184	—	—	4	—	4
Change in contingent consideration fair value	—	—	3,037	—	1,021	4,058	—	—	—	—	—
Transaction related costs	13	—	570	—	294	877	—	70	—	6	76
Severance and executive recruiting costs	429	106	602	20	20	1,177	—	—	3	15	18
Amortization of hotel signing fees and lock subsidies	—	—	709	101	—	810	—	587	41	—	628
Other (gain) loss	—	—	(117)	—	1	(116)	—	254	—	(6)	248
Adjusted EBITDA	2,461	13,959	8,510	(984)	3,800	27,746	5,374	5,123	(1,578)	6,473	15,392
Interest expense	—	—	(979)	—	(648)	(1,627)	—	(633)	—	(75)	(708)
Non-cash interest from finance lease	—	—	—	—	53	53	—	—	—	—	—
Adjusted income tax (expense) benefit	(1,295)	(4,741)	(23)	—	687	(5,372)	(1,123)	259	—	(413)	(1,277)
Adjusted net income (loss)	$1,166	$9,218	$7,508	$(984)	$3,892	$20,800	$4,251	$4,749	$(1,578)	$5,985	$13,407
Adjusted net income (loss) per diluted share available to common stockholders (2)	$0.25	$1.98	$1.61	$(0.21)	$0.84	$4.47	$1.30	$1.46	$(0.48)	$1.83	$4.11
Weighted average diluted shares	4,651	4,651	4,651	4,651	4,651	4,651	3,262	3,262	3,262	3,262	3,262
(1) Represents RED Hospitality & Leisure LLC, Pure Wellness, Lismore Capital LLC, AINC Bar Draught LLC and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share available to common stockholders, as calculated for the subsidiaries, may differ from the Hospitality Products & Services total due to rounding.